Exhibit 10.38


To:               Wade R. Cook
From:             Glen Overton
Subject:          Property #UT-040, St. George, Utah
Date:             August 15, 1997



                                   HILTON INN
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Location:           1450 South Hilton Drive
                    St. George, Utah  84770

                    Property sets on approximately 5.5 acres

Description:        Existing 100 units,  2-story inn with  attached (and leased)
                    Tony Romas Restaurant and service station site. The U-shaped building surrounds a courtyard with an outdoor pool and hot tub.

Time Line:          Offer to be made 8/14/97
                    Projected closing, October, 1997

Hotel Cost:         Purchase  offer is for  $4,050,000  ($3.8  mil hotel & $250k service station) Y.E. 1996 NOI of $518,000 = a hotel cap rate of 13.63

Equity
Distribution:       East Bay Lodging Associates, Ltd to receive 50% ownership
                    Wade Cook Seminars, Inc. to receive 50% ownership.

Investment:         East Bay Lodging  Associates, Ltd to invest $500,000 cash as down payment plus given credit for locating and organizing purchase, overseeing ownership transfer, and secure debt financing for $3,050,000.

                    Wade Cook Seminars, Inc. to invest $800,000 cash, $500,000 as down payment and $300,000 for capital renovation as required by franchise.

Cook Payments:      $250,000 due August 28, 1997
                    $250,000 due September 15, 1997
                    $250,000 due October 15, 1997
                    $50,000 due November 15, 1997


Agreement Accepted by



/s/ Wade Cook                                8/22/97
-----------------------------------          ---------------------------
Wade Cook Seminars, Inc. by                  Date
Wade Cook, ---------

                      COMMERCIAL - INDUSTRIAL - INVESTMENT
                          REAL ESTATE PURCHASE CONTRACT

     This is a legally binding Contract. It has been prepared by the Utah Association of REALTORS(R) for the use of its members only, in their transactions with clients and customers. Parties to this Contract may agree in writing to alter or delete provisions of this Contract. Seek advice from your attorney or tax advisor before entering into a binding Contract.

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                              EARNEST MONEY RECEIPT

The Buyer, Glen Overton/East Bay Lodging, offers to purchase the Property described below and delivers as Earnest Money Deposit $500.00 in the form of a check to: Associated Title Company.

[ ] The Brokerage, to be deposited within three business days after Acceptance of this Offer to Purchase by all parties.
[X]  The Title/Escrow Company identified below.

Broker or Title Escrow Company:  Associated Title Company
Address: -------------------------------
Received by:  Mary Lou Webster on ----------        Phone Number:  801-383-0909

(If Title/Escrow Company) for deposit no later than -----------------

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                                OFFER TO PURCHASE

1. PROPERTY: The Hilton Inn & Service Station, approximately 6 acres. Exhibit A attached.
     Address:  1450 Hilton Drive, City of St. George, County of Washington,
        State of Utah
     For legal description, see: [ ] Attached Addendum #_______. [ ] Preliminary title report when available as provided below.

     1.1 INCLUDED ITEMS. Unless included herein, this sale shall include all fixtures presently attached to the Property. The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: All.

     1.2  EXCLUDED ITEMS. These items are excluded from this sale: None.

2. PURCHASE PRICE AND FINANCING. Buyer agrees to pay for the Property as follows:

     $500,000 Earnest Money Deposit

     $---------  Loan Proceeds:

     [] Representing the liability to be assumed by Buyer under an existing assumable loan ( with without Seller being released of liability) in this approximate amount with Buyer Seller agreeing to pay any loan transfer and assumption fees. Any [illegible] differences between the approximate balance of the loan shown above and the actual balance at Closing shall be then adjusted in cash other.

     [] From new institutional financing on terms no less favorable to the Buyer than the following: --------- (interest rate for first period prior to adjustment, if any): ----------- (amortization period):
          ----------(term). Other than these, the loan terms shall be the best obtainable under the loan for which the Buyer applies below.

     [] From Seller-held financing, as described in the attached Seller Financing Addendum.

     $---------- Other: -----------------------

$ 3,500,000  Balance of purchase price in cash at closing

$ 4,050,000  TOTAL PURCHASE PRICE

3. CLOSING. This transaction shall be closed on January 2, 1998. Closing shall occur when: (a) Buyer and Seller have signed and delivered to each other (or to the escrow/title company), all documents required by this Contract, by the lender, by written escrow instructions signed by the Buyer and the Seller, and by applicable law; (b) the monies required to be paid under these documents have been delivered to the escrow/title company in the form of collected or cleared funds; and (c) the deed which the Seller has agreed to deliver under Section 6 has been recorded. Seller and Buyer shall each pay one-half of the escrow Closing fee, unless otherwise agreed by the parties in writing. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated as set forth in this Section. All deposits on tenancies shall be transferred to Buyer at Closing. Prorations set forth in this Section shall be made as of the date of Closing: [X] date of possession; [ ] other.

4. POSSESSION. Seller shall deliver possession to Buyer by 11:59 p.m., October 1, 1997.

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract the Listing Agent, Kimball Investment Company, represents [X] Seller [ ] Buyer, and the Selling Agent (None) represents Seller Buyer. Buyer and Seller confirm that prior to signing this Contract written disclosure of the agency relationship was provided to him/her. ( ) Buyer's initials ( ) Seller's initials. A brokerage commission equal to 1% of the purchase price shall be paid by Seller in cash at closing to Kimball Investment Company.

6. TITLE TO PROPERTY AND TITLE INSURANCE. (a) Seller has, or shall have at Closing, fee title to the Property and agrees to convey such title to Buyer by [ ] general [X] special warranty deed, free of financial encumbrances as warranted under Section 10 (?); (b) Seller agrees to pay for, and furnish Buyer at Closing with a current standard form Owner's policy of title insurance in the amount of the Total Purchase Price; (c) the title policy shall conform with Seller's obligations under Subsections (a) and (b). Unless otherwise agreed under Section 8.4, the commitment shall conform with the title insurance commitment provided under Section 7.1.

          [X] The Buyer elects to obtain a full-coverage extended ALTA policy of title insurance under 6(b). The cost of this coverage, above that of a standard Owner's policy, shall be paid for by the [X] Buyer, Seller.

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


7.   SPECIFIC UNDERTAKINGS OF SELLER AND BUYER.

     7.1 SELLER DISCLOSURES. The Seller will deliver to the Buyer the following Seller Disclosures no later than the number of calendar days indicated below which shall be days after Acceptance.

                                                                         (Days)


     [ ]   (a) a Seller Property Condition Disclosure for the
           Property, signed and dated by Seller:

     [X]  (b) a commitment for the policy of title insurance  required      15
          under Section 6, to be issued by the title insurance company chosen by Seller, including copies of all documents listed as Exceptions on the Commitment:

     [ ] (c) a copy of all loan documents relating to any loan now existing which will encumber the Property after Closing:

     [ ]  (d) a copy of all leases and rental agreements now in effect      15
          with regard to the Property together with a current rent roll:

     [ ]  (e)  operating  statement  of the  Property for December 31,      15
          1996 full fiscal years of operation plus the current fiscal year through July 1997: (f) tenant Estoppel agreements:

     Seller agrees to pay any charge for cancellation of the title commitment provided under Subsection (b).

     If Seller does not provide any of the Seller Disclosures within the time periods agreed above, the Buyer may either waive the particular Seller Disclosure requirement by taking no timely action or the Buyer may notify the Seller in writing within 5 calendar days after the expiration of the particular disclosure time period that the Seller is in Default under this Contract and that the remedies under Section 15 are at the Buyer's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to the Buyer the Earnest Money Deposit without the requirement of further written authorization from the Seller.

     7.2  BUYER UNDERTAKINGS. The Buyer agrees to:

          [ ] (a) apply for approval of the assumption or funding of the loan proceeds described in Section 2 by completing, signing, and delivering to the Lender the initial loan application and documentation required by the Lender and by paying all fees as required by the Lender (including appraisal fee) no later than ------- calendar days after Acceptance; and -------

          [ ] (b) no later than -------- calendar days after Acceptance, obtain from the Lender to whom application is made under Subsection (a) a written commitment to approve the assumption of the existing loan or to fund the new loan subject only to changes of conditions in Buyer's credit worthiness and to normal loan closing procedures; or, if Buyer elects, providing the Seller with absolute assurance, within the same time frame, that the proceeds required for funding the Total Purchase Price are available. -------

          These Buyer Undertakings are at the sole expense of the Buyer and are material elements of this Contract for the benefit of both the Buyer and the Seller.

          If Buyer does not initial any Buyer Undertakings and provide Seller with written confirmation in the time agreed above, the Seller may either waive the particular Buyer Undertakings requirement by taking no timely action or the Seller may notify the Buyer in writing within 5 calendar days of the expiration of the particular undertaking time period that the Buyer is in Default under this Contract and that the remedies under Section 15 are at the Seller's disposal. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Seller's written notice, deliver to the Seller the Earnest Money Deposit without the requirement of further written authorization from the Buyer.

     7.3 ADDITIONAL DUE DILIGENCE. The Buyer shall undertake the following Additional Due Diligence elements at its own expense and for its own benefit for the purpose of complying with the Contingencies under
          Section 8.

          [](a)Ordering and obtaining an appraisal of the Property if one is not otherwise required under Section 7.2;

          [](b)Ordering and obtaining a survey of the Property if one is not otherwise required under Section 6;

          [](c)Ordering and obtaining any environmentally related study of the Property;


          [X](d)Ordering  and   obtaining  a  physical   inspection   report
               regarding, and completing a personal inspection of, the Property;

          [](e)Requesting and obtaining verification that the Property complies with all applicable federal, state and local laws, ordinances and regulations with regard to zoning and permissible use of the Property.

          Seller agrees to cooperate fully with Buyer's completing those Due Diligence matters and to make the Property available as reasonable and necessary for the same.

8. CONTINGENCIES. This offer is subject to the Buyer's approving, in the sole discretion, the Seller Disclosures, the Buyer Undertakings and Additional Due Diligence matters in Section 7. However, the Buyer's discretion in approving the terms of the loan under Subsection (b) is subject to Buyer's covenant with regard to minimally acceptable financing terms under Section 2.

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


8.1 Buyer shall have 5 calendar days after the times specified in Section 7.1 and 7.2 for receipt of Seller Disclosures and for completion of Buyer Undertakings to review the content of the disclosures and the outcome of the undertakings. The latest applicable date under Section 7.1 and 7.2 applies for completing a review of Additional Due Diligence matters under
     Section 7.3. This time period is the length due to extensive due diligence being done prior to this offer being submitted.

8.2 If Buyer does not deliver a written objection to Seller regarding a Seller Disclosure, Buyer Undertaking or Due Diligence matter within the time provided in Section 8.1, that item will be deemed approved by Buyer.

8.3 If Buyer objects, Buyer and Seller have 15 calendar days after receipt of the objections to resolve Buyer's objections. Seller may, but shall not be required to, resolve Buyer's objections. Likewise, the Buyer is under no obligation to accept any resolution proposed by the Seller. If Buyer's objections are not received within the stated time, Buyer may void this Contract by providing written notice to Seller within same stated time. The holder of the Earnest Money Deposit shall, upon receipt of a copy of Buyer's written notice, return to Buyer the Earnest Money Deposit without the requirement of any further written authorization from Seller. If this Contract is not voided by Buyer, Buyer's objection is deemed to have been waived. However, this waiver does not affect warranties under Section 10.

8.4 Resolution of Buyer's objections under Section 8.3 shall be in writing and shall become part of this Contract.

9.   SPECIAL    CONTINGENCIES.     This    offer    is    made    subject    to:
     ------------------------------ . The terms  of the attached Addendum #1 are incorporated  into this Contract by this reference.

10. SELLER'S LIMITED WARRANTIES. Seller's warranties to Buyer regarding the Property are limited to the following:

     10.1 [Intentionally deleted]

     10.2 [Intentionally deleted]

     10.3 [Intentionally deleted]

     10.4 [Intentionally deleted]

     10.5 [Intentionally deleted]

     10.6 At Closing, Seller will bring current all financial obligations encumbering the Property which are assumed in writing by Buyer and will discharge all such obligations which Buyer has not so assumed;

     11. VERIFICATION OF WARRANTED AND INCLUDED ITEMS. After all contingencies have been removed and before Closing, the Buyer may conduct a "walk-through" inspection of the Property to determine whether or not items warranted by Seller in Section 10.1, 10.2, 10.3 and 10.4 are in the warranted condition and to verify that items included in Section
          1.1 are presently on the Property. If any item is not in the warranted condition, Seller will correct, repair or replace it as necessary or, with the consent of Buyer and (if required) Lender, escrow an amount at Closing to provide for such repair or replacement. The Buyer's failure to conduct a "walk-through" inspection or to claim during the "walk-through" inspection that the Property does not include all items referenced in Section 1.1 or is not in the condition warranted in
          Section 10, shall  constitute a waiver of Buyer's rights under Section
          1.1 and the  warranties  contained in Section 10.

 12.  CHANGES  DURING
          TRANSACTION. Seller agrees that no changes in any existing leases shall be made, no new leases entered into, and no substantial alteration or improvements to the Property shall be undertaken without the written consent of the Buyer.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate, or other entity, the person signing this Contract on its behalf warrants his or her authority to do so and to bind Buyer or Seller and the heirs or successors in interest to Buyer or Seller. If the Seller is not the vested Owner of the Property but has control over the vested Owner's disposition of the Property, the Seller agrees to exercise this control and deliver title under this Contract as if it had been signed by the Vested Owner.

14. COMPLETE CONTRACT. This instrument (together with its Addenda, any attached Exhibits, and Seller Disclosures) constitutes the entire Contract between the parties and supersedes all prior dealings between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute or claim relating to this Contract, including but not limited to the disposition of the Earnest Money Deposit and the breach or termination of this Contract, shall first be submitted to mediation in accordance with the Utah Real Estate Buyer/Seller Mediation Rules of the American Arbitration Association. Each party agrees to bear its own costs of mediation. Any Agreement signed by the parties pursuant to the mediation shall be binding. If mediation fails, the procedures applicable and remedies available under this Contract shall apply. Nothing in this Section shall prohibit the Buyer from seeking specific performance by the Seller by filing a complaint with the court, serving it on the Seller by means of summons or as otherwise permitted by law, and recording a lis pendens with ----------- regard to the action provided that the Buyer permits the Seller to refrain from answering the complaint pending mediation. Also, the parties may agree in writing to waive mediation.

16. DEFAULT. If Buyer defaults, Seller may elect to either retain the Earnest Money Deposit as liquidated damages or to return


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


     the Earnest Money Deposit and sue Buyer to enforce Seller's rights. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect to either accept from Seller as liquidated damages a sum equal to the Earnest Money Deposit or sue Seller for specific performance and/or damages. If Buyer elects to accept the liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand. Where a Section of this Contract provides a specific remedy, the articles intend that the remedy shall be exclusive regardless of rights which might otherwise be available under common law.

17. ATTORNEY'S FEES. In any action arising out of Contract, the prevailing party shall be entitled to costs and reasonable attorney's fees.

18. DISPOSITION OF EARNEST MONEY. The Earnest Money Deposit shall not be released unless it is authorized by: (a) Section 7.1, 7.2 and 8.3; (b) separate written agreement of the parties, including an agreement under
     Section 15 if (a) does not apply; or (c) court order.

19. ABROGATION. Except for express warranties made in this Contract, the provision of this Contract shall not apply after Closing.

20. RISK OF LOSS. All risk of loss or damage to the Property shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this transaction. Extensions must be agreed to in writing by all parties. Performance under each Section of this Contract which references a date shall be required absolutely by 5:00 p.m. Mountain Time on the stated date.

22. COUNTERPARTS AND FACSIMILE (FAX) DOCUMENTS. This Contract may be signed in counterparts, and each counterpart bearing an original signature shall be considered one document with all other bearing original signature. Also, facsimile transmission of any signed original document and re-transmission of any signed facsimile transmission shall be the same as delivery of an original.

23. ACCEPTANCE. Acceptance occurs when Seller or Buyer, responding to an offer or counteroffer of the other: (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or the other party's agent that the offer or counteroffer has been signed as required.

24. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer AM PM Mountain Time, August 25, 1997, this offer shall lapse, and the holder of the Earnest Money Deposit shall return it to the Buyer.



/s/ Glen Overton
--------------------------------------            ------------------------------
Buyer's Signature                                 Offer Reference Date


--------------------------------------
Buyer's Name (please print)

--------------------------------------            ------------------------------
Notice Address                                    Phone

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ACCEPTANCE/ REJECTION/ COUNTER OFFER


[ ] Acceptance of Offer to Purchase: Seller accepts the foregoing offer on the terms and conditions specified above.


[Illegible]                                       8/26/97
--------------------------------------            --------------     -----------
Seller's Signature                                Date               Time


--------------------------------------
Seller's Name (please print)

--------------------------------------            ------------------------------
Notice Address                                    Phone


[ ]  Rejection:  Seller rejects the foregoing offer.

---------- Seller's initials      --------------- Date      ------------ Time

Counter Offer: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached Counter Offer #------------.


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